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PIONEER INDEPENDENCE FUND

[Picture of the Statue of Liberty]

                                               --------------------------------
                                                              Semiannual Report
                                                                  June 30, 1998
                                               --------------------------------

                                                      PIONEER INDEPENDENCE FUND

Table of Contents

Letter from the Chairman                       1
Portfolio Management Discussion                2
Portfolio and Performance Update               3
Schedule of Investments                        4
Financial Statements                           6
Notes to Financial Statements                 10
Report of Independent Public Accountants      12

                                                      PIONEER INDEPENDENCE FUND
LETTER FROM THE CHAIRMAN 6/30/98

Dear Shareowner,

I am pleased to introduce this first report to shareowners of Pioneer Independence Fund. This report covers the period from the Fund's inception on March 16, 1998, through the midpoint of its fiscal year on June 30, 1998. On behalf of all of us at Pioneer, I thank you for your interest.

Pioneer Independence Fund was created for investors who are looking for growth over an extended period of time. Your management team, under the direction of portfolio manager David D. Tripple, uses Pioneer's full range of fundamental research when selecting stocks for the Fund. The Fund's team evaluates a company stock on multiple factors including its balance sheet and income statement, growth potential, management quality and stock price in relation to its assets and earning power. In short, they concentrate on identifying opportunities that other investors have overlooked.

We think it is critical to adhere to a disciplined investment approach - one with clear, long-term objectives. To that end, I encourage you to periodically review your financial goals and strategy with your investment professional. It's a simple step to make sure you will be better prepared to weather the inevitable swings in the market.

I encourage you to read on to learn more about Pioneer Independence Fund. If you have questions about your investment, please contact your investment professional.

Respectfully,

[Signature of John F. Cogan, Jr.]

John F. Cogan, Jr.,
Chairman and President

                                                      PIONEER INDEPENDENCE FUND
PORTFOLIO MANAGEMENT DISCUSSION 6/30/98

It is with pleasure that I provide this review of Pioneer Independence Fund's progress over its first three months. On behalf of the entire team of portfolio managers and analysts who contribute to the Fund, I'd like to thank you for your interest.

The aim of the Fund is growth of capital from a diversified portfolio of securities consisting mainly of common stocks. Our goal over the past few months was to put incoming cash to work and start shaping the portfolio for the long term. We began by assembling a group of stocks that represents the best ideas of Pioneer's portfolio managers and analysts. The portfolio and performance updates on the following pages represent what the Fund looked like at the end of the period. Although we intend for the Fund to be fully invested at all times, the sector diversification breakdown will most likely change as we continue to invest in companies where we find the best potential for success.

Investors Continued to Favor Large, "Growth" Stocks

In what has become a familiar scenario, prices of large, growth-oriented stocks moved up sharply over recent months. Because many of our initial purchases were smaller stocks selected for their value, the Fund did not keep pace during the period. Generally, investors were nervous about the implications of Asia's economic woes and steered away from small and mid-sized companies and undervalued stocks.

The Fund concluded its abbreviated fiscal period with a -0.70% total return based on net asset value (NAV). This reflects the slight drop in NAV from $10.00 per share on March 16 to $9.93 on June 30, 1998. By comparison, the Fund's benchmark, the Russell 1000, gained 4.50%. The disparity between the Index and the Fund is largely due to the Index's emphasis on larger, more growth-oriented stocks than those found in the Fund's portfolio.

Opportunities Abound

When selecting investments for the Fund, we are not obligated to choose stocks that fit only traditional growth or value criteria. We are opportunistic, working to build an all-purpose portfolio. Each company chosen for the Fund will have undergone a careful analysis of its financial strength and business prospects. We give particular care to the quality of a company's management, including whether that management has a personal stake in the company in the form of stock ownership.

The Fund contains a wide range of companies, spanning industries and sizes. Many of the companies are well known, such as Amoco, Caterpillar and Proctor & Gamble. Others may be less familiar, like Anacomp, a microfiche company, BJ Services, an oil service company, and First Data, a credit card processing firm.

To date, healthcare is the largest sector in the portfolio, representing 19% of the Fund's assets. We are particularly attracted to large pharmaceutical companies like Astra and Schering-Plough. Insurance is another area where we have found good value. Included among this group is Conseco and SLM Holdings.

Moving Forward

As we enter the second half of Pioneer Independence Fund's fiscal year, we expect to continue much as we have begun. We'll look for companies that meet our strict criteria for value and growth. We will also monitor the portfolio for stocks that begin to hit our target prices, or that suffer a significant change in their fundamental business. Managing the Fund through shifting markets is an exciting and strenuous task, and we look forward to the challenge. On behalf of your Fund's team of investment professionals, I thank you for choosing Pioneer Independence Fund.

Respectfully,

[Signature of David D. Tripple]

David D. Tripple
Portfolio Manager

[side bar]

The Fund's investment adviser, Pioneering
Management Corporation, reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctu-ate so that your investment, when redeemed, may be worth more or less than the original cost.

[end side bar]

                                                      PIONEER INDEPENDENCE FUND
PORTFOLIO AND PERFORMANCE UPDATE 6/30/98

Portfolio Diversification
(As a percentage of total investment portfolio)

[Pie Chart]
U.S. Common Stocks 92%

Depositary Receipts for
International Stocks 8%
[End Pie Chart]


Sector Diversification
(As a percentage of equity holdings)

[Pie Chart]
Healthcare 19%
Energy 14%
Basic Materials 11%
Capital Goods 10%
Consumer Staples 10%
Utilities 9%
Technology 9%
Consumer Cyclicals 8%
Financial 7%
Communication Services 3%
[End Pie Chart]



--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

Proctor & Gamble Co.        3.83%
Amgen, Inc.                 3.44%
Dominion Resources, Inc.    3.43%
NICOR, Inc.                 3.37%
Hewlett-Packard Co.         3.15%

Fund holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                                     6/30/98         3/16/98
Net Asset Value per Share            $9.93           $10.00

Distributions per Share  Income      Short-Term      Long-Term
(3/16/98 - 6/30/98)      Dividends   Capital Gains   Capital Gains
                             -            -               -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Pioneer Independence Fund, compared to the growth of the Russell 1000 Index.

[Line Chart]
                                3/98      4/98      5/98       6/98
Pioneer Independence Fund*     10,000    10,249    10,000      9,900
Russell 1000 Index             10,000    10,103     9,884     10,250
[End Line Chart]


Index comparison begins 3/31/98. The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the total market capi- talization of the Russell 3000. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

[side bar]

Total Return
(As of June 30, 1998)

Net Asset Value*

Period
Life-of-Fund    -0.70%
(3/16/98)

Returns shown assume reinvestment of distributions at net asset value.

* Reflects Fund performance only, at net asset value. Does not reflect Creation and Sales Charges applicable to purchases of Fund shares through Pioneer Independence Plans, which vary as discussed in the Plans' prospectus. For the first 12 investments, these charges can amount to 50% of the total amount invested. Total return would be reduced if these charges were taken into account.

[end side bar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less
than the original cost.                                                        3

Pioneer Independence Fund
Schedule of Investments - June 30, 1998
--------------------------------------------------------------------------------


 Shares                                                    Value
--------------------------------------------------------------------------------
           COMMON STOCKS - 100%
           BASIC MATERIALS - 10.9%
           Agricultural Products - 3.0%
   700     Pioneer Hi-Bred International, Inc.           $ 28,963
                                                         --------
           Chemicals (Diversified) - 2.9%
   500     Monsanto Co.                                  $ 27,938
                                                         --------
           Chemicals (Specialty) - 2.7%
   500     Minerals Technologies Inc.                    $ 25,437
                                                         --------
           Iron & Steel - 2.3%
 1,800     National Steel Corp. (Class B)                $ 21,375
                                                         --------
            TOTAL BASIC MATERIALS                        $103,713
                                                         --------
           CAPITAL GOODS - 10.4%
           Electrical Equipment - 2.5%
   400     Emerson Electric Co.                          $ 24,125
                                                         --------
           Machinery (Diversified) - 2.8%
   500     Caterpillar, Inc.                             $ 26,438
                                                         --------
           Office Equipment & Supplies - 5.1%
 1,000     Anacomp, Inc.*                                $ 23,625
 1,600     Nashua Corp.*                                   25,000
                                                         --------
                                                         $ 48,625
                                                         --------
            TOTAL CAPITAL GOODS                          $ 99,188
                                                         --------
           COMMUNICATION SERVICES - 3.3%
           Telephone - 3.3%
   300     GTE Corp.                                     $ 16,687
   109     Telefonica de Espana (A.D.R.)                   15,158
                                                         --------
            TOTAL COMMUNICATION SERVICES                 $ 31,845
                                                         --------
           CONSUMER CYCLICALS - 7.9%
           Leisure Time (Products) - 3.1%
 1,200     Brunswick Corp.                               $ 29,700
                                                         --------
           Publishing - 2.6%
   300     McGraw-Hill Co., Inc.                         $ 24,469
                                                         --------
           Textiles (Apparel) - 2.2%
 1,500     O'Sullivan Industries Holdings, Inc.*         $ 21,000
                                                         --------
            TOTAL CONSUMER CYCLICALS                     $ 75,169
                                                         --------
           CONSUMER STAPLES - 10.3%
           Household Products (Non-Durables) - 6.1%
   400     Procter & Gamble Co.                          $ 36,425
 3,400     Royal Appliance Manufacturing Co.*              21,250
                                                         --------
                                                         $ 57,675
                                                         --------
           Specialty Printing - 2.3%
 1,300     John H. Harland Co.                           $ 22,019
                                                         --------
           Services (Employment) - 1.9%
 3,200     Transmedia Network Inc.                       $ 18,200
                                                         --------
            TOTAL CONSUMER STAPLES                       $ 97,894
                                                         --------
           ENERGY - 13.5%
           Oil (International Integrated) - 3.1%
   700     Amoco Corp.                                   $ 29,138
                                                         --------
           Oil & Gas (Drilling & Equipment) - 7.4%
   900     BJ Services Co.*                              $ 26,156
 1,200     ENSCO International, Inc.                       20,850
   700     Tidewater, Inc.                                 23,100
                                                         --------
                                                         $ 70,106
                                                         --------
           Oil & Gas (Production/Exploration) - 3.0%
 1,600     Plains Resources Inc.*                        $ 28,700
                                                         --------
            TOTAL ENERGY                                 $127,944
                                                         --------

   The accompanying notes are an integral part of these financial statements.
4

Pioneer Independence Fund
Schedule of Investments - June 30, 1998
--------------------------------------------------------------------------------

Shares                                                              Value
--------------------------------------------------------------------------------
           FINANCIAL - 7.0%
           Consumer Financial - 3.1%
   600     SLM Holdings Corp.                                    $  29,400
                                                                 ---------
           Insurance (Life/Health) - 2.4%
   500     Conseco, Inc.                                         $  23,375
                                                                 ---------
           Insurance (Property/Casualty) - 1.5%
   100     Progressive Corp.                                     $  14,100
                                                                 ---------
            TOTAL FINANCIAL                                      $  66,875
                                                                 ---------
           HEALTHCARE - 18.7%
           Biotechnology - 3.4%
   500     Amgen, Inc.*                                          $  32,688
                                                                 ---------
           Healthcare (Diversified) - 6.3%
   600     Abbott Laboratories                                   $  24,525
   800     Dura Pharmaceuticals, Inc.*                              17,900
 1,500     Medeva Plc (A.D.R.)                                      17,062
                                                                 ---------
                                                                 $  59,487
                                                                 ---------
           Healthcare (Drugs/Major Pharmaceuticals) - 7.0%
   900     Astra AB (A.D.R.)                                     $  18,450
   250     Novartis AG (A.D.R.)                                     20,813
   300     Schering-Plough Corp.                                    27,487
                                                                 ---------
                                                                 $  66,750
                                                                 ---------
           Healthcare (Long-Term Care) - 2.0%
   500     Integrated Health Services, Inc.                      $  18,750
                                                                 ---------
            TOTAL HEALTHCARE                                     $ 177,675
                                                                 ---------
           TECHNOLOGY - 8.6%
           Computers (Hardware) - 3.2%
   500     Hewlett-Packard Co.                                   $  29,937
                                                                 ---------
           Services (Data Processing) - 2.8%
   800     First Data Corp.                                      $  26,650
                                                                 ---------
           Equipment (Semiconductors) - 2.6%
 1,300     Lam Research Corp.*                                   $  24,862
                                                                 ---------
            TOTAL TECHNOLOGY                                     $  81,449
                                                                 ---------
           UTILITIES - 9.4%
           Electric Companies - 3.4%
   800     Dominion Resources, Inc.                              $  32,600
                                                                 ---------
           Natural Gas - 3.4%
   800     NICOR, Inc.                                           $  32,100
                                                                 ---------
           Water Utilities - 2.6%
   800     American Water Works Co., Inc.                        $  24,800
                                                                 ---------
            TOTAL UTILITIES                                      $  89,500
                                                                 ---------
            TOTAL INVESTMENT IN SECURITIES - 100%
             (Cost $954,878) (a)                                 $ 951,252
                                                                 =========

        *   Non-income producing security.
        (a) At June 30, 1998, the net unrealized loss on investments based on cost for federal income tax purposes of $954,878 was as follows:

           Aggregate gross unrealized gain for all
           investments in which there is an excess
           of value over cost                                    $  28,188
           Aggregate gross unrealized loss for all
           investments in which there is an excess of
           tax cost over value                                    (31,814)
                                                                 ---------
           Net unrealized loss                                   $ (3,626)
                                                                 =========
           Purchases and sales of securities (excluding
           temporary cash investments) for the period
           ended June 30, 1998 aggregated $1,013,656
           and $57,625, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund
Balance Sheet
June 30, 1998
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (cost $954,878)      $  951,252
 Cash                                                        58,816
 Receivables--
  Investment securities sold                                 14,861
  Fund shares sold                                           98,856
  Dividends and interest                                        645
 Organization costs--net                                     49,752
                                                         ----------
   Total assets                                          $1,174,182
                                                         ----------

Liabilities:
 Payables--
  Investment securities purchased                        $   33,762
 Due to affiliates                                           14,675
 Accrued expenses                                            32,461
                                                         ----------
   Total liabilities                                     $   80,898
                                                         ----------

Net Assets:
 Paid-in capital                                         $1,098,387
 Accumulated net investment loss                               (324)
 Accumulated net realized loss on investments                (1,153)
 Net unrealized loss on investments                          (3,626)
                                                         ----------
   Total net assets                                      $1,093,284
                                                         ==========

Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $1,093,284/110,111 shares                     $     9.93
                                                         ==========

   The accompanying notes are an integral part of these financial statements.
6

Pioneer Independence Fund
Statement of Operations
For the Period from March 16, 1998 (Commencement of Operations) to June 30, 1998
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign taxes withheld of $71)       $ 2,030
 Interest                                                   435
                                                        -------
   Total investment income                                          $   2,465
                                                                    ---------

Expenses:
 Management fees                                        $ 1,394
 Transfer agent fees                                     12,402
 Distribution fees                                          465
 Accounting                                               3,812
 Custodian fees                                           5,005
 Registration fees                                        4,664
 Professional fees                                       13,356
 Printing                                                 6,254
 Fees and expenses of nonaffiliated trustees              2,862
 Organization costs                                       9,434
 Other                                                      318
                                                        -------
   Total expenses                                                   $  59,966
   Less management fees waived and expenses reimbursed
    by Pioneering Management Corporation                              (56,609)
   Less fees paid indirectly                                             (568)
                                                                    ---------
   Net expenses                                                     $   2,789
                                                                    ---------
    Net investment loss                                             $    (324)
                                                                    ---------

Realized and Unrealized Loss on Investments:
 Net realized loss on investments                                   $  (1,153)
 Net unrealized loss on investments                                    (3,626)
                                                                    ---------
  Net loss on investments                                           $  (4,779)
                                                                    ---------
  Net decrease in net assets resulting from operations              $  (5,103)
                                                                    =========

   The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund
Statement of Changes in Net Assets
For the Period from March 16, 1998 (Commencement of Operations) to June 30, 1998
--------------------------------------------------------------------------------

                                                                                          March 16, 1998 to
                                                                                            June 30, 1998
                                                                                         ------------------
From Operations:
 Net investment loss                                                                         $     (324)
 Net realized loss on investments                                                                (1,153)
 Net unrealized loss on investments                                                              (3,626)
                                                                                             ----------
  Net decrease in net assets resulting from operations                                       $   (5,103)
                                                                                             ----------

From Fund Share Transactions:                                          '98 Shares
                                                                        ---------
 Net proceeds from sale of shares                                        100,166             $  998,954
 Cost of shares repurchased                                                  (55)                  (567)
                                                                         -------             ----------
   Net increase in net assets resulting from fund share transactions     100,111             $  998,387
                                                                         =======             ----------
   Net increase in net assets                                                                $  993,284

Net Assets:
 Beginning of period (initial capitalization--10,000 shares)                                    100,000
                                                                                             ----------
 End of period (including accumulated net investment loss of $324)                           $1,093,284
                                                                                             ==========

   The accompanying notes are an integral part of these financial statements.
8

Pioneer Independence Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                      March 16, 1998 to
                                                        June 30, 1998
                                                     ------------------
Net asset value, beginning of period                      $ 10.00
                                                          -------
Decrease from investment operations:
 Net investment income                                    $  0.00
 Net realized and unrealized loss on investments            (0.07)
                                                          -------
Net decrease in net asset value                           $ (0.07)
                                                          -------
Net asset value, end of period                            $  9.93
                                                          =======
Total return*                                               (0.70)%
Ratio of net expenses to average net assets                  1.78%**+
Ratio of net investment loss to average net assets          (0.47)%**+
Portfolio turnover rate                                        31%**
Net assets, end of period (in thousands)                  $ 1,093
Ratios assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction
 for fees paid indirectly:
 Net expenses                                               31.79%**
 Net investment loss                                       (30.48)%**
Ratios assuming waiver of management fees and
 assumption of expenses by PMC and reduction for
 fees paid indirectly:
 Net expenses                                                1.50%**
 Net investment loss                                        (0.19)%**

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of the period.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements - June 30, 1998
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies - Pioneer Independence Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by PFD. The Fund was organized on December 8, 1997 and commenced operations on March 16, 1998. Prior to March 16, 1998 the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek capital appreciation.

     The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation - Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C. Fund Shares - The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by PFD, the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI).

D. Repurchase Agreements - With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

E. Deferred Organization Costs - The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of up to five years. If PFD redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. Management Agreement - PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets.

     PMC has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund's expenses to 1.50% of average daily net assets. PMC's agreement is temporary and voluntary and may be revised or terminated at any time.

     In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1998, $2,243 was payable to PMC related to management fees and certain other services.

Notes to Financial Statements - June 30, 1998
--------------------------------------------------------------------------------

3. Transfer Agent - Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $11,968 in transfer agent fees payable to PSC at June 30, 1998.

4. Distribution Plan - The Fund adopted a Plan of Distribution in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Distribution Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of fund shares. Included in due to affiliates is $464 in distribution fees payable to PFD at June 30, 1998.

5. Expense Offsets - The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended June 30, 1998, the Fund's expenses were reduced by $568 under such arrangements.

Pioneer Independence Fund
Report of Independent Public Accountants
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Independence Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Independence Fund as of June 30, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Independence Fund as of June 30, 1998, the results of its operations, the change in its net assets, and the financial highlights for the period presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 7, 1998

                           This page for your notes.

[Pioneer Logo] PIONEER INDEPENDENCE FUND

Officers
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary

Trustees
John F. Cogan, Jr.
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Distributor
Pioneer Funds Distributor, Inc.

Independent Public Accountants
Arthur Andersen LLP

Legal Counsel
Hale and Dorr LLP

Pioneer Independence Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by Pioneer Funds Distributor, Inc.

This report must be preceded or accompanied by a prospectus for Pioneer Independence Fund, which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

                                                                      0898-5441
                                             (c) Pioneer Funds Distributor, Inc.